UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-5769
Van Kampen High Income Trust II

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/09

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2009

MUTUAL FUNDS Van Kampen High Income Trust II (VLT)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Income Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of December 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 12/31/2009 (Unaudited)

High Income Trust II
Symbol: VLT
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (4/28/89)	4.74%	4.44%

10-year	3.02	3.74

5-year	1.30	–1.44

1-year	65.12	83.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The trust’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the trust’s returns would have been lower. Periods of less than one year are not annualized.

The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index is an unmanaged, broadbased index that reflects the general performance of the U.S. dollar denominated, fixed rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the 12-month period ended December 31, 2009

Market Conditions

The U.S. high yield market posted record performance for 2009. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”) returned 58.76 percent for the year, easily beating the prior record set in 1991. Within the Index, the average bond price increased from $61 at the start of the year to $95 at year end, average spreads declined from 1,794 basis points to 662 basis points, and the yield to maturity fell from 19.4 percent to 9.2 percent.

The lowest quality bonds delivered the best performance for the year. CCC rated issues were up over 90 percent, easily outperforming better quality BB and B rated bonds which returned 46 percent and 45 percent, respectively. From an industry perspective, the financials and insurance industries provided the highest returns, while the utility and consumer non-cyclical industries lagged.

Fundamentals stabilized over the course of the period, with U.S. GDP growth estimates moving into positive territory as the year progressed. Although the U.S. high yield default rate rose from 4.7 percent to 13.2 percent, the improving fundamental picture and greater market liquidity has led Moody’s to predict that the default rate will decline to 3.6 percent by the end of 2010. Strong demand from investors seeking higher yields and companies refinancing their capital structures led to a record $150 billion in new U.S. high yield bond issuance in the fiscal year.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust outperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”).

Total return for the 12-month period ended December 31, 2009

		Barclays Capital U.S.
Based on	Based on	Corporate High Yield-2%
NAV	Market Price	Issuer Cap Index

65.12%	83.40%	58.76%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Trust’s performance relative to the Index was primarily attributable to the following factors:

•	The Trust’s large overweight allocations to the energy and utilities sectors were additive to performance for the period. The energy sector benefited from heightened merger and acquisition (M&A) activity and rising commodity prices while the utility sector, and electric credits in particular, also performed well. An overweight allocation to the basic industry sector also boosted returns. Here, overweights to the chemicals, mining and paper/packaging industries were advantageous as M&A activity drove the chemical industry’s strong performance, mining benefited from the commodity rally, and the paper industry rebounded strongly during the year.

•	During the period, the Trust employed a leverage strategy which involved borrowing money at short term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between short and longer term rates. The low level of short term interest rates during the reporting period made the Trust’s borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Trust’s use of leverage was additive to overall returns for the period.

•	The Trust’s more conservative overall positioning, however, dampened relative performance. We continued to favor higher quality, more liquid bonds with an emphasis on issuers with solid asset coverage as we believe this positioning provided an appropriate risk/return profile for our investors. A significant underweight to the lowest quality, most risky segment of the high yield market was the primary detractor as these bonds provided the strongest returns for the period. An underweight in financials, particularly the banking and brokerage industry groups, also dampened performance as these industries performed well.

Market Outlook

Although high yield bond prices have risen and yields to maturity have declined, given the prospect of declining default rates and further economic improvement, we are optimistic that we will continue to find compelling investment opportunities within segments of the market. We anticipate that we will continue to favor more liquid, higher quality issuers in the near term as we believe this segment of the market provides the best risk/return profile.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Ratings Allocation as of 12/31/09 (Unaudited)

BBB/Baa	3.2%
BB/Ba	49.9
B/B	41.8
CCC/Caa	5.1

Summary of Investments by Industry Classification as of 12/31/09 (Unaudited)

Energy	12.7%
Health Care	8.5
Utility	8.1
Telecommunications	6.8
Financial	6.8
Gaming & Leisure	5.9
Forest Products	5.1
Information Technology	4.7
Cable	4.3
Metals	4.0
Retail	4.0
Manufacturing	3.9
Wireless Communications	2.9
Services	2.9
Chemicals	2.4
Consumer Products	2.3
Food & Tobacco	2.3
Transportation	2.2
Food & Drug	2.2
Housing	2.1
Pipelines	1.3
Aerospace & Defense	1.3
Wireline	0.9
Other Diversified Financial Services	0.2
Apparel, Accessories & Luxury Goods	0.0	*
Highways & Railtracks	0.0	*
IT Consulting & Other Services	0.0	*

Total Long-Term Investments	97.8
Total Repurchase Agreements	2.2

Total Investments	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term debt investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respective. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Change in Investment Policy

Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more of the lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Loans are subject to credit risk, market risk, income risk and call risk similar to the corporate bonds in which the Trust invests. To the extent that the loans in which the Trust invests are medium- or lower-grade, such loans are subject to same type of risks generally associated with such medium- and lower-grade securities as described in more detail below. Loans may have less credit risk than corporate bonds because loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. However, loans generally do not have as broad of a secondary market compared to corporate bonds and this may impact the market value of such loans and the Trust’s ability to dispose of particular loans when necessary to meet the Trust’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for loans may also make it more difficult for the Trust to value these securities for purposes of valuing the Trust’s portfolio and calculating its net asset value.

Derivatives Policy

The Trust has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Trust may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Trust may use and their associated risks:

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Trust’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Trust or if the reference index, security or investments do not perform as expected. The Trust’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Trust is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Trust would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Investments. The Trust also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Trust also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Trust may use cross currency hedging or proxy hedging with respect to currencies in which the Trust has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Trust’s currency risks involves the risk of mismatching the Trust’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Trust’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts.

Mortgage Derivatives. Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Trust. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Commercial Mortgage-Backed Securities (“CMBS”) are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Portfolio Management

Van Kampen High Income Trust II is managed by members of the Adviser’s Taxable High Yield team. The Taxable High Yield team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Andrew Findling, an Executive Director of the Adviser, and Dennis M. Schaney, a Managing Director of the Adviser.

Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Trust in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader from July 2005 to September 2008 and prior to that, he was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader from 2003 to 2004, assistant portfolio manager and trader from 2002 to 2003 and assistant trader from 2000 to 2002. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Trust in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management from October 2003 to April 2007 and prior to that, he was Head of Leveraged Finance at BlackRock, Inc. from January 1998 to October 2003. All team members are responsible for the execution of the overall strategy of the Trust’s portfolio. The composition of the team may change from time to time.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”) pursuant to the investment advisory agreement approved by the Board on May 20-21, 2009. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that shareholders of the Fund approve any new investment advisory agreement for the Fund.

In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (collectively, the “New Advisory Agreements”).

The Fund’s Board of Trustees is seeking shareholder approval of the New Advisory Agreements at a special meeting of shareholders and a proxy statement is being sent to shareholders in advance of the special meeting. Closing of the Transaction and shareholder approval of the New Advisory Agreements are conditions precedent to the effectiveness of the New Advisory Agreements. As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the

Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Trustees discussed with Invesco the resources available in managing the Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreement. The Board had previously determined that such fees were acceptable under the current advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the Trustees discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the advisory agreement, the Board will consider whether economies of scale exist and should be passed along to shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 151.0%
	Aerospace & Defense 2.0%
$780	Bombardier, Inc. (Canada) (a)	6.300%	05/01/14	$776,100
395	Hexcel Corp.	6.750	02/01/15	381,175

				1,157,275

	Cable 6.7%
785	Anixter, Inc.	10.000	03/15/14	871,350
785	Charter Communications Operating LLC (a)	10.875	09/15/14	883,125
1,510	CSC Holdings, Inc. (a)	8.625	02/15/19	1,632,687
340	Echostar DBS Corp.	6.625	10/01/14	343,825
30	NTL Cable PLC (United Kingdom)	8.750	04/15/14	31,125
100	NTL Cable PLC (United Kingdom)	9.125	08/15/16	105,875

				3,867,987

	Chemicals 3.8%
605	Airgas, Inc. (a)	7.125	10/01/18	632,225
740	Innophos, Inc.	8.875	08/15/14	754,800
834	Westlake Chemical Corp.	6.625	01/15/16	801,682

				2,188,707

	Consumer Products 3.6%
770	Goodyear Tire & Rubber Co.	10.500	05/15/16	854,700
540	Great Atlantic & Pacific Tea Co. (a)	11.375	08/01/15	569,700
740	Steinway Musical Instruments, Inc. (a)	7.000	03/01/14	675,250

				2,099,650

	Energy 19.6%
905	Atlas Energy Operating Co., LLC	10.750	02/01/18	1,004,550
1,500	Chesapeake Energy Corp.	9.500	02/15/15	1,653,750
230	Cimarex Energy Co.	7.125	05/01/17	233,450
565	Compagnie Generale de Geophysique, SA (France)	7.500	05/15/15	563,587
60	Forest Oil Corp.	7.250	06/15/19	59,550
275	Forest Oil Corp.	7.750	05/01/14	279,813
625	Hilcorp Energy/Finance Corp. (a)	7.750	11/01/15	615,625
430	Key Energy Services, Inc.	8.375	12/01/14	433,225
1,055	Massey Energy Co.	6.875	12/15/13	1,058,956
400	Mirant North America LLC	7.375	12/31/13	397,500
730	Newfield Exploration Co.	6.625	09/01/14	740,950
195	Newfield Exploration Co.	7.125	05/15/18	197,925
620	OPTI Canada, Inc. (Canada)	8.250	12/15/14	513,825
540	Orion Power Holdings, Inc.	12.000	05/01/10	556,200
210	Plains Exploration & Production Co.	7.625	06/01/18	215,775
770	Plains Exploration & Production Co.	7.750	06/15/15	787,325
1,355	Western Refining, Inc. (a)	11.250	06/15/17	1,233,050
750	Williams Cos, Inc.	7.625	07/15/19	842,186

				11,387,242

	Financial 10.5%
765	CB Richard Ellis Services, Inc.	11.625	06/15/17	852,975
1,090	FireKeepers Development Authority (a)	13.875	05/01/15	1,242,600
1,355	GMAC LLC (a)	6.875	09/15/11	1,348,225

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Financial (Continued)
$1,050	JBS USA LLC/JBS USA Finance, Inc. (a)	11.625%	05/01/14	$1,194,375
500	LaBranche & Co., Inc.	11.000	05/15/12	483,125
945	LPL Holdings, Inc. (a)	10.750	12/15/15	979,256

				6,100,556

	Food & Drug 3.4%
355	Axcan Intermediate Holdings, Inc.	12.750	03/01/16	398,487
285	M-Foods Holdings, Inc. (a)	9.750	10/01/13	297,469
1,030	Rite Aid Corp.	8.625	03/01/15	901,250
365	SUPERVALU, Inc.	7.500	11/15/14	371,388

				1,968,594

	Food & Tobacco 3.5%
465	Constellation Brands, Inc.	7.250	05/15/17	473,719
1,500	Tyson Foods, Inc.	7.850	04/01/16	1,545,000

				2,018,719

	Forest Products 7.8%
508	Crown Americas LLC	7.625	11/15/13	527,050
850	Georgia-Pacific Corp. (a)	7.125	01/15/17	864,875
500	Graphic Packaging International, Inc.	9.500	08/15/13	518,750
1,140	NewPage Corp. (a)	11.375	12/31/14	1,157,100
320	P.H. Glatfelter Co.	7.125	05/01/16	319,600
1,045	Verso Paper Holdings LLC, Inc. (a)	11.500	07/01/14	1,154,725

				4,542,100

	Gaming & Leisure 9.1%
620	Ameristar Casinos, Inc. (a)	9.250	06/01/14	646,350
1,690	Harrah’s Operating Escrow LLC (a)	11.250	06/01/17	1,776,612
860	Las Vegas Sands Corp.	6.375	02/15/15	765,400
1,310	MGM Mirage, Inc. (a)	10.375	05/15/14	1,427,900
245	MGM Mirage, Inc.	13.000	11/15/13	282,363
350	Scientific Games International, Inc.	9.250	06/15/19	369,250

				5,267,875

	Health Care 13.2%
625	Apria Healthcare Group, Inc. (a)	11.250	11/01/14	689,062
500	Apria Healthcare Group, Inc. (a)	12.375	11/01/14	552,500
745	Biomet, Inc.	10.000	10/15/17	812,981
960	Community Health Systems, Inc.	8.875	07/15/15	996,000
665	FMC Finance III SA (Luxembourg)	6.875	07/15/17	663,337
1,345	HCA, Inc.	9.125	11/15/14	1,422,338
455	Healthsouth Corp.	10.750	06/15/16	497,088
165	Invacare Corp.	9.750	02/15/15	172,838
710	Omnicare, Inc.	6.875	12/15/15	694,025
750	Res-Care, Inc.	7.750	10/15/13	750,000
350	Tenet Healthcare Corp. (a)	10.000	05/01/18	393,750

				7,643,919

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Housing 3.2%
$1,090	Interface, Inc., Ser B	9.500%	02/01/14	$1,077,738
750	K. Hovnanian Enterprises, Inc. (a)	10.625	10/15/16	787,500

				1,865,238

	Information Technology 7.3%
435	Expedia, Inc.	8.500	07/01/16	472,519
1,075	First Data Corp.	9.875	09/24/15	1,007,812
628	Flextronics International Ltd. (Singapore)	6.500	05/15/13	632,710
1,015	Unisys Corp. (a)	14.250	09/15/15	1,187,550
955	Vangent, Inc.	9.625	02/15/15	903,669

				4,204,260

	Manufacturing 6.1%
330	Baldor Electric Co.	8.625	02/15/17	339,075
1,350	Berry Plastics Escrow LLC (a)	8.250	11/15/15	1,363,500
1,200	Case New Holland, Inc.	7.125	03/01/14	1,224,000
605	RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	609,537

				3,536,112

	Metals 6.1%
550	ArcelorMittal (Luxembourg)	9.850	06/01/19	712,538
245	Foundation PA Coal Co.	7.250	08/01/14	249,288
130	Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	142,545
1,070	Novelis, Inc. (Canada)	7.250	02/15/15	1,024,525
1,225	Teck Resources Ltd. (Canada)	10.250	05/15/16	1,433,250

				3,562,146

	Pipelines 2.0%
1,000	El Paso Corp.	12.000	12/12/13	1,177,500

	Retail 6.1%
1,045	Brown Shoe Co., Inc.	8.750	05/01/12	1,069,819
690	Eye Care Centers of America	10.750	02/15/15	722,775
850	Oxford Industries, Inc.	11.375	07/15/15	939,250
790	Sally Holdings LLC/Sally Capital, Inc.	9.250	11/15/14	823,575

				3,555,419

	Services 4.5%
215	ARAMARK Corp.	8.500	02/01/15	222,525
1,350	Ticketmaster Entertainment, Inc.	10.750	08/01/16	1,461,375
895	United Rentals North America, Inc.	6.500	02/15/12	897,237

				2,581,137

	Telecommunications 10.6%
870	DISH DBS Corp.	7.000	10/01/13	899,362
750	Intelsat Corp.	9.250	06/15/16	778,125
1,000	Nielsen Finance LLC / Nielsen Finance Co.	11.625	02/01/14	1,128,750
955	Qwest Capital Funding, Inc.	7.250	02/15/11	974,100
750	Sprint Capital Corp.	6.900	05/01/19	693,750
815	Wind Acquisition Finance, SA (Luxembourg) (a)	12.000	12/01/15	876,125

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Telecommunications (Continued)
$435	Windstream Corp. (a)	7.875%	11/01/17	$431,738
345	Windstream Corp.	8.125	08/01/13	359,662

				6,141,612

	Transportation 3.5%
645	Commercial Barge Line Co. (a)	12.500	07/15/17	674,025
1,340	Ford Motor Credit Co.	7.000	10/01/13	1,339,066

				2,013,091

	Utility 12.6%
1,275	AES Corp.	7.750	03/01/14	1,300,500
740	AES Corp. (a)	8.750	05/15/13	762,200
615	CMS Energy Corp.	6.300	02/01/12	629,023
795	Dynegy Holdings, Inc.	7.750	06/01/19	693,637
425	Edison Mission Energy	7.750	06/15/16	363,375
800	Intergen NV (Netherlands) (a)	9.000	06/30/17	838,000
405	IPALCO Enterprises, Inc.	8.625	11/14/11	425,250
765	NRG Energy, Inc.	7.375	01/15/17	768,825
735	RRI Energy, Inc.	7.875	06/15/17	725,813
950	Texas Competitive Electric Holdings Co., LLC, Ser A	10.250	11/01/15	774,250

				7,280,873

	Wireless Communications 4.5%
1,775	Nextel Communications, Inc., Ser E	6.875	10/31/13	1,730,625
820	XM Satellite Radio, Inc. (a)	11.250	06/15/13	885,600

				2,616,225

	Wireline 1.3%
815	Citizens Communications Co.	7.125	03/15/19	774,250

Total Corporate Bonds 151.0%				87,550,487

Equities 0.3%
DecisionOne Corp. (5,483 Common Shares) (b) (c) (d)				0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (b) (c) (d)				0
GMAC, Inc. (287 Preferred Shares) (a)				189,187
VS Holdings, Inc. (20,207 Common Shares) (b) (c) (d)				0

Total Equities 0.3%				189,187

Total Long-Term Investments 151.3% (Cost $83,522,590)				87,739,674

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009  continued

Description	Value

Repurchase Agreements 3.3%
Banc of America Securities ($726,356 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 12/31/09, to be sold on 01/04/10 at $726,357)	$726,356
JPMorgan Chase & Co. ($1,177,082 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $1,177,082)	1,177,082
State Street Bank & Trust Co. ($24,562 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.00%, dated 12/31/09, to be sold on 01/04/10 at $24,562)	24,562

Total Repurchase Agreements 3.3% (Cost $1,928,000)	1,928,000

Total Investments 154.6% (Cost $85,450,590)	89,667,674

Borrowings (48.3%)	(28,000,000)

Preferred Shares (including accrued distributions) (7.6%)	(4,412,941)

Other Assets in Excess of Liabilities 1.3%	741,890

Net Assets Applicable to Common Shares 100.0%	$57,996,623

Percentages are calculated as a percentage of net assets applicable to common shares.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	Non-income producing security.

(d)	Security has been deemed illiquid.

See Notes to Financial Statements

Van Kampen High Income Trust II
Portfolio of Investments  ■  December 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Trust’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs (a)	Total

Investments in an Asset Position
Corporate Bonds	$—	$87,550,487	$—	$87,550,487
Common and Preferred Stocks
Apparel, Accessories & Luxury Goods	—	—	—	—
Highways & Railtracks	—	—	—	—
IT Consulting & Other Services	—	—	—	—
Wireless Communications	—	189,187	—	189,187
Repurchase Agreements	—	1,928,000	—	1,928,000

Total Investments in an Asset Position	$—	$89,667,674	$—	$89,667,674

(a)	On December 31, 2008 and 2009, the Trust held securities classified as Level 3 with market values of zero.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stocks	Corporate Bonds

Balance as of 12/31/08	$-0-	$-0-
Accrued Discounts/Premiums	-0-	-0-
Realized Gain/Loss	-0-	(124,169)
Change in Unrealized Appreciation/Depreciation	-0-	124,169
Net Purchases/Sales	-0-	-0-
Net Transfers in and/or Out of Level 3	-0-	-0-

Balance as of 12/31/09	$-0-	$-0-

Net change in Unrealized Appreciation/Depreciation from Investments still held as of 12/31/09	$-0-	$-0-

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Total Investments (Cost $85,450,590)	$89,667,674
Cash	855
Interest Receivable	1,803,187
Other	24,052

Total Assets	91,495,768

Liabilities:
Payables:
Borrowings	28,000,000
Investment Advisory Fee	49,496
Income Distributions—Common Shares	38,431
Other Affiliates	36,337
Trustees’ Deferred Compensation and Retirement Plans	520,860
Accrued Expenses	193,625
Other	247,455

Total Liabilities	29,086,204
Preferred Shares (including accrued distributions)	4,412,941

Net Assets Applicable to Common Shares	$57,996,623

Net Asset Value Per Common Share ($57,996,623 divided by 3,770,265 shares outstanding*)	$15.38

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 3,770,265 shares issued and outstanding*)	$37,703
Paid in Surplus	112,465,691
Net Unrealized Appreciation	4,217,084
Accumulated Undistributed Net Investment Income	(481,092)
Accumulated Net Realized Loss	(58,242,763)

Net Assets Applicable to Common Shares	$57,996,623

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 176 issued with liquidation preference of $25,000 per share)	$4,400,000

Net Assets Including Preferred Shares	$62,396,623

*	On May 22, 2009, there was a 1-for-5 reverse share split for the common shares.

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements  continued

Statement of Operations
For the Year Ended December 31, 2009

Investment Income:
Interest	$7,906,111
Dividends	17,898
Other	99,475

Total Income	8,023,484

Expenses:
Investment Advisory Fee	568,387
Professional Fees	160,389
Trustees’ Fees and Related Expenses	102,369
Credit Line	82,290
Reports to Shareholders	51,073
Accounting and Administrative Expenses	50,493
Preferred Share Maintenance	49,016
Transfer Agent Fees	44,264
Registration Fees	23,436
Custody	12,591
Interest Expense	10,768
Other	15,295

Total Expenses	1,170,371
Investment Advisory Fee Reduction	40,599

Net Expenses	1,129,772

Net Investment Income	$6,893,712

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(6,969,064)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(21,313,045)
End of the Period	4,217,084

Net Unrealized Appreciation During the Period	25,530,129

Net Realized and Unrealized Gain	$18,561,065

Distributions to Preferred Shareholders	$(1,574,640)

Net Increase in Net Assets Applicable to Common Shares from Operations	$23,880,137

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$6,893,712	$9,200,549
Net Realized Loss	(6,969,064)	(19,821,399)
Net Unrealized Appreciation/Depreciation During the Period	25,530,129	(17,421,145)
Distributions to Preferred Shareholders:
Net Investment Income	(1,574,640)	(3,820,943)

Change in Net Assets Applicable to Common Shares from Operations	23,880,137	(31,862,938)
Distributions to Common Shareholders:
Net Investment Income	(5,297,230)	(5,721,394)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	18,582,907	(37,584,332)
Net Assets Applicable to Common Shares:
Beginning of the Period	39,413,716	76,998,048

End of the Period (Including accumulated undistributed net investment income of $(481,092) and $(871,416), respectively)	$57,996,623	$39,413,716

See Notes to Financial Statements

Van Kampen High Income Trust II
Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

All share amounts, net asset values and common share market prices have been adjusted as a result of the 1-for-5 reverse common share split on May 22, 2009.

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$10.45	$20.40	$21.45	$21.40	$23.80

Net Investment Income	1.83 (a)	2.45 (a)	2.55 (a)	2.45 (a)	2.60
Net Realized and Unrealized Gain/Loss	4.93	(9.90)	(1.00)	0.25	(2.25)
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.42)	(1.00)	(0.95)	(0.85)	(0.55)

Total from Investment Operations	6.34	(8.45)	0.60	1.85	(0.20)
Distributions Paid to Common Shareholders:
Net Investment Income	(1.41)	(1.50)	(1.65)	(1.80)	(2.20)

Net Asset Value, End of the Period	$15.38	$10.45	$20.40	$21.45	$21.40

Common Share Market Price at End of the Period	$14.48	$8.90	$18.15	$20.10	$20.70
Total Return* (b)	83.40%	–45.03%	–1.71%	6.02%	–11.46%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$58.0	$39.4	$77.0	$81.1	$80.8
Ratio of Net Expenses to Average Net Assets Applicable to Common Shares* (c)	2.31%	1.94%	1.84%	2.00%	2.43%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	14.13%	14.65%	12.06%	11.69%	11.89%
Portfolio Turnover	58%	46%	37%	48%	62%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	2.40%	2.04%	1.93%	2.05%	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	14.04%	14.55%	11.97%	11.64%	N/A
Supplemental Ratios:
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (d)	10.90%	8.56%	7.61%	7.70%	9.24%
Senior Indebtedness:
Total Preferred Shares Outstanding	176	1,296	2,616	2,616	2,616
Asset Coverage Per Preferred Share (e)	$354,600	$55,444	$54,487	$56,040	$55,933
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000
Total Borrowing Outstanding (In thousands)	$28,000	N/A	N/A	N/A	N/A
Asset Coverage Per $1,000 Unit of Borrowings (f)	$3,229	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009

1. Significant Accounting Policies
Van Kampen High Income Trust II (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities. The Trust commenced investment operations on April 28, 1989. On May 22, 2009, there was a 1-for-5 reverse share split for the common shares.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At December 31, 2009, the Trust had no when-issued or delayed delivery purchase commitments.
The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

D. Investment Income Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

E. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2009, the Trust had an accumulated capital loss carryforward for tax purposes of $58,175,283 which will expire according to the following schedule:

Amount	Expiration

$17,027,138	December 31, 2010
6,782,916	December 31, 2011
875,105	December 31, 2012
565,263	December 31, 2013
4,400,827	December 31, 2014
47,559	December 31, 2015
9,476,998	December 31, 2016
18,999,477	December 31, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited under Internal Revenue Code Section 382.
At December 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$85,650,086

Gross tax unrealized appreciation	$7,316,167
Gross tax unrealized depreciation	(3,298,579)

Net tax unrealized appreciation on investments	$4,017,588

F. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$6,897,501	$9,651,700

Permanent differences, primarily due to a capital loss carryforward in the amount of $17,412,110 expiring in the current year and consent fee income received from tender offers, resulted in the following reclassification among the Trust’s components of net assets at December 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Paid in Surplus

$368,482	$17,043,628	$(17,412,110)

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$171,784

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Unrealized gains and losses on investments resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on investments resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through February 19, 2010, the date the financial statement were effectively issued. Management has determined that other than the event described in Note 11, there are no material events or transactions that would affect the Trust’s financial statements or require disclosure in the Trust’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of 0.70% of the average daily net assets. The advisory fee is calculated on net assets including current preferred shares and debt leverage of $28,000,000. For the year ended December 31, 2009, the Adviser waived approximately $40,600 of its advisory fees or other expenses. This represents 0.05% of the average daily net assets including preferred shares and debt leverage of $28,000,000. This waiver is voluntary and can be discontinued at any time.
For the year ended December 31, 2009, the Trust recognized expenses of approximately $74,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended December 31, 2009, the Trust recognized expenses of approximately $44,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended December 31, 2009 and 2008, transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Beginning Shares	18,851,327	18,851,327
1-for-5 Reverse Common Share Split	(15,081,062)	-0-

Ending Shares	3,770,265	18,851,327

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $45,882,021 and $45,858,210, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $1,756, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Trust adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective January 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust is subject to credit risk in the normal course of pursuing its investment objectives. The Trust may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. The Trust’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to the Trust to cover the Trust’s exposure to the counterparty.
The Trust may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. At December 31, 2009, the Trust did not hold credit default swaps.
The Trust is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Trust holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Trust may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e, the two payments are netted out in a

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Trust’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Trust and the counterparty and by posting of collateral by the counterparty to the Trust to cover the Trust’s exposure to the counterparty.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
There were no transactions in swap contracts during the year ended December 31, 2009.

6. Mortgage Backed Securities
The Trust may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. Securities of FNMA and FHLMC include those issued in principal only or interest only components. On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A trust holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a trust’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a trust invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Trust may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a trust. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Preferred Shares
The Trust has outstanding 176 Auction Preferred Shares (APS). Series A contains 75 shares and Series B contains 101 shares. Dividends are cumulative and the dividend rate on each series is generally reset every 28 days through an auction process. Beginning on February 20, 2008 and continuing through December 31, 2009, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. If the preferred shares are unable to be remarketed on a remarketing date, the Trust would be required to pay the maximum applicable rate on APS to holders of such shares for successive dividend periods until such time when the shares are successfully remarketed. The maximum rate on APS is equal to 150% of the applicable commercial paper rate on the date. The average rate in effect on December 31, 2009 was 6.526%. During the year ended December 31, 2009, the rates ranged from 3.975% to 6.923%.
Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

For the year ended December 31, 2009, transactions in preferred shares were as follows:

	Series A		Series B
	Shares	Value	Shares	Value

Outstanding at December 31, 2008	551	$13,775,000	745	$18,625,000
Amount Retired	(476)	(11,900,000)	(644)	(16,100,000)

Outstanding at December 31, 2009	75	$1,875,000	101	$2,525,000

8. Borrowings
The Trust entered into a $30 million annual revolving credit agreement on October 2, 2009 in order to redeem and retire its preferred shares. This revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the year ended December 31, 2009, the Trust incurred fees of approximately $82,300, as disclosed on the Statement of Operations. For the period October 8, 2009, the day the Trust first borrowed under the credit agreement, to December 31, 2009, the average daily balance of borrowings under the credit agreement was $23,541,304 with a weighted average interest rate of 0.18%.

9. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the Trust’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Trust’s Board of Trustees (the “Board”) has approved a new investment advisory agreement (which includes a master subadvisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The new advisory agreement for the Trust (the “Agreement”) is subject to shareholder approval. The Agreement will be presented to shareholders of the Trust at a special meeting of shareholders.

11. Subsequent Event
On January 8, 2010, the Trust announced the at par redemption of its preferred shares. The announced redemption totals $4.4 million and constitutes the total remaining outstanding preferred shares issued by the Trust.
With respect to this redemption, the Depository Trust Company (DTC), the securities’ holder of record, will allocate the series redemptions among each participant broker-dealer account according to the amount of shares held. Each participant broker-dealer, as nominee

Van Kampen High Income Trust II
Notes to Financial Statements  ■  December 31, 2009  continued

for underlying beneficial owners (street name shareholders), in turn will allocate redeemed shares among its underlying beneficial owners.

	Number of Shares
Series	Redeemed	Amount Redeemed	Redemption Date

A	75	$1,875,000	January 19, 2010
B	101	2,525,000	February 1, 2010

	176	$4,400,000

12. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

Van Kampen High Income Trust II
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen High Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust II (the “Trust”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Trust’s custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust II as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 19, 2010

Van Kampen High Income Trust II
Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of Van Kampen High Income Trust II (the Trust). Under the Plan, the money you earn from a Distribution will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

• Add to your account

You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience

You will receive a detailed account statement from Computershare Trust Company , N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at vankampen.com.

• Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name”—in the name of your brokerage firm, bank, or other financial institution—you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, whenever the Trust declares a Distribution, it will be invested in additional shares of your Trust that are purchased on the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by

Van Kampen High Income Trust II
Dividend Reinvestment Plan  continued

visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3011. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following distribution.

Costs of the plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.
Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.
Van Kampen Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3011

Van Kampen High Income Trust II
Dividend Reinvestment Plan  continued

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees and brokerage commissions.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.
3.	You may sell your shares through your financial advisor through the Direct Registration Systems (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.
The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-341-2929 or visit vankampen.com.

Van Kampen High Income Trust II
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen High Income Trust II
Results of Shareholder Votes

The Annual Meeting of the Shareholders of the Trust was held on July 17, 2009, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

	# of Shares
	In Favor	Withheld

Rod Dammeyer	2,940,682	316,602
Wayne W. Whalen	2,938,386	318,898

With regard to the election of the following trustees by the preferred shareholders of the Trust:

	# of Shares
	In Favor	Withheld

Linda Hutton Heagy	891	1

The other trustees of the Trust whose terms did not expire in 2009 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

Van Kampen High Income Trust II
Trustees and Officers Information

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees and the Trust’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1989	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen High Income Trust II
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1989	President of CAC, LLC, a private company offering capital investment and management advisory services.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen High Income Trust II
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (58) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen High Income Trust II
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (74) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen High Income Trust II
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen High Income Trust II
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Trust	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1989	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen High Income Trust II
Trustees and Officers Information  continued

Officers
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Trust	Served	During Past 5 Years

Edward C. Wood III (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen High Income Trust II
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Trust	Served	During Past 5 Years

Stuart N. Schuldt (48) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust’s Chief Executive Officer has certified to the New York Stock Exchange that, as of July 28, 2009, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust’s principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust’s report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Your Notes

Your Notes

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Van Kampen closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

(continued on next page)

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

(continued on next page)

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 341-2929 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Van Kampen Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

(continued on back)

Van Kampen High Income Trust II
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

902, 911, 104
 VLTANN 02/10
IU10-00578P-Y12/09

Item 2. Code of Ethics.
(a)	The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2009	Registrant		Covered Entities(1)
Audit Fees	$51,745		N/A

Non-Audit Fees
Audit-Related Fees	$830	(4)	$215,000	(2)
Tax Fees	$2,750	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,580		$215,000

Total	$55,325		$215,000

2008	Registrant		Covered Entities(1)
Audit Fees	$51,745		N/A

Non-Audit Fees
Audit-Related Fees	$830	(4)	$244,200	(2)
Tax Fees	$1,650	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$2,480		$244,200

Total	$54,225		$244,200

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Audit-Related Fees represent agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements of the Registrant.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
          The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
          The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
          For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
          The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
          The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
          The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
          The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
          As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
          The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
          In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
          The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
          Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

          The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
          The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
          Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
          The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
          The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
          A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
          Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
          All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
          The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
          The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
          Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
—	Van Kampen Investments Inc.

—	Van Kampen Asset Management

—	Van Kampen Advisors Inc.

—	Van Kampen Funds Inc.

—	Van Kampen Investor Services Inc.

—	Morgan Stanley Investment Management Inc.

—	Morgan Stanley Trust Company

—	Morgan Stanley Investment Management Ltd.

—	Morgan Stanley Investment Management Company

—	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Craig Kennedy, Jerry Choate and Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust’s and its investment advisor’s Proxy Voting Policies and Procedures are as follows:
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services— RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies— Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review

Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)
1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
FUND MANAGEMENT
PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser’s Taxable High Yield team. The Taxable High Yield team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Findling, an Executive Director of the Adviser, and Dennis M. Schaney, a Managing Director of the Adviser. Mr. Findling has been associated with the Adviser in an investment management capacity since October 2008 and began managing the Fund in October 2008. Prior to October 2008, Mr. Findling was associated with Raven Asset Management as Head Trader from July 2005 to September 2008 and prior to that, he was associated with the High Yield team at BlackRock, Inc. in various capacities including portfolio manager and trader from 2003 to 2004, assistant portfolio manager and trader from 2002 to 2003 and assistant trader from 2000 to 2002. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management from October 2003 to April 2007 and prior to that, he was Head of Leveraged Finance at BlackRock, Inc. from January 1998 to October 2003. All team members are responsible for the execution of the overall strategy of the Fund’s portfolio. The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of December 31, 2009:
Mr. Schaney managed nine registered investment companies with a total of approximately $1.1 billion in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $180.8 million in assets; and five other accounts with a total of approximately $244.6 million in assets. Of these other accounts, one account with a total of approximately $202.4 million in assets, had performance based fees.
Mr. Findling managed six registered investment companies with a total of approximately $923.1 million in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $180.8 million in assets; and three other accounts with a total of approximately $76.3 million in assets.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGERS COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Advisor or its affiliates. F0r 2009 awards, the provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading positions, investments or holdings.
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- ,five- and ten-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Manager” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of December 31, 2009, the portfolio managers did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen High Income Trust II

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	February 18, 2010

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	February 18, 2010